Exhibit 99.1

TriSalus Life Sciences Highlights Pressure-Enabled Regional Immuno-Oncology™ (PERIO™) Clinical Trial Progress and Pre-clinical Research Developments

DENVER and CHICAGO, December 15, 2022 – TriSalus Life Sciences®, Inc. (“TriSalus” or the “company”), an oncology company in the process of going public through a business combination transaction (the “Business Combination”) with MedTech Acquisition Corporation (Nasdaq: MTAC) (“MedTech” or “MTAC”), today announced that it has expanded the reach of its ongoing Pressure-Enabled Regional Immuno-Oncology™ (“PERIO™-01” and “PERIO™-02”) clinical program.

In recent months TriSalus has opened five new PERIO™-01 (NCT04935229) clinical trial sites, at Stanford University Hospitals, University of California Los Angeles, University of Colorado’s Anschutz Medical Campus, University of Washington Medical Center and University of Miami’s Sylvester Comprehensive Cancer Center, in addition to five previously activated sites. The PERIO™-01 trial is studying an investigational drug, SD-101, delivered intravascularly by the TriNav® Infusion System (“TriNav®”) using the company’s proprietary Pressure-Enabled Drug Delivery™ (“PEDD™”) method of administration. The study is evaluating whether this platform approach with SD-101 and PEDD™ can improve the performance of systemic checkpoint inhibitors in treating patients with uveal melanoma with liver metastases. In addition to these U.S. sites, TriSalus anticipates opening future PERIOTM-01 clinical trial sites in the United Kingdom, Europe, and Canada.

In parallel, TriSalus opened PERIOTM-02 (NCT05220722) trial sites at Columbia University and University of Colorado Denver, along with Rhode Island Hospital – which was announced last month as part of an expanded research collaboration with Lifespan Health System. The PERIOTM-02 trial, expected to add additional sites in 2023, is evaluating whether this same platform approach with SD-101 and PEDD™ can improve the performance of systemic checkpoint inhibitors in treating patients with hepatocellular carcinoma or intrahepatic cholangiocarcinoma.

Both the PERIO™-01 and PERIOTM-02 trials, which were initiated at The University of Texas MD Anderson Cancer Center as part of a multi-year strategic collaboration agreement, are studying the ability of SD-101 delivered by the PEDD™ method of administration to overcome two major challenges in treating patients with liver and pancreatic tumors: immunosuppression and high intratumoral pressure. These two barriers can limit the delivery and efficacy of therapeutics, such as immunotherapy drugs, from reaching their targets and result in poor outcomes.1,2,3,4,5

TriSalus recently shared initial findings from both clinical studies, which indicate the potential of the company’s therapeutic platform to improve immunotherapy outcomes for patients with liver and pancreatic tumors.

The company has also published promising pre-clinical data in Cancer Gene Therapy6 highlighting the potential of SD-101, a toll-like receptor 9 class C (“TLR9C”) agonist, to deplete or favorably reprogram myeloid-derived suppressor cells (“MDSCs”) that have been shown to contribute to the limited success of immunotherapy in the liver.7 The lead author was Chandra Gosh, PhD, a biomedical scientist and project leader for TriSalus. Pre-clinical data was also presented at the Society for Immunotherapy of Cancer’s 37th Annual Meeting, which indicated that SD-101 has a distinct biologic profile relative to other TLR agonists. The pre-clinical findings align with recently released clinical data which supported the potential that SD-101 may reduce MDSCs in patient liver tumors.8,9,10

1 DaSilva NA, et al. Cell Death Discov. 2021;7(1):232.

2 Stylianopoulos T, et al. Cancer Res. 2013;73(13):3833-3841.

3 Zhang X, et al. PLoS ONE. 2019;14(12):e0225327.

4 Loeuillard E, et al. J Clin Invest. 2020;130(10):5380-5396.

5 Thorn M, et al. Cancer Gene Ther. 2016;23(6):188-198.

6 Ghosh, et al. Cancer Gene Therapy. 2022 June 14 (online ahead of print).

7 Li, et al. Nat Rev Cancer. 2021 July 29 (online ahead of print).

8 Ghosh, et al. Cancer Gene Therapy. 2022 June 14 (online ahead of print).

9 Ghosh, Chandra & Katz, Steven. (2022). 1165 Impact of SD-101, a toll-like receptor 9 class C (TLR9C), agonist on myeloid derived suppressor cells. Journal for ImmunoTherapy of Cancer. 10. A1206-A1206. 10.1136/jitc-2022-SITC2022.1165.

10 TriSalus Life Sciences, Inc. (2022 November 21). Form 8-K.

“The expansion of the PERIOTM-01 and PERIOTM-02 trials represents meaningful progress for our research program—extending trial access to patients across a broader geographic area and increasing the number of partnerships with leading cancer centers,” said Steven C. Katz, MD, FACS, Chief Medical Officer at TriSalus. “Further, our pre-clinical work indicates a solid scientific foundation to inform our approach as we seek to advance immunotherapy treatment options for patients with liver and pancreatic tumors. We look forward to building on this momentum for the PERIOTM programs.”

About TriSalus and Its Proposed Business Combination with MedTech

TriSalus is an oncology company integrating immunotherapy with disruptive delivery technology to transform the treatment paradigm for patients with liver and pancreatic tumors.

TriSalus’ proprietary platform approach addresses immune dysfunction in liver and pancreatic tumors by combining its highly effective drug delivery technology with immunotherapeutics. The TriSalus platform comprises the TriNav® Infusion System and SD-101, a class C toll-like receptor 9 (“TLR9”) agonist. TriNav® is an FDA-cleared device that is designed to administer established and emerging therapeutics. SD-101, the company’s investigational TLR9 agonist, is being delivered via TriNav® to selected sites, including tumors in the liver. TriNav® is the latest TriSalus asset for the proprietary PEDD™ method of administration which has been shown to overcome intratumoral pressure through modulation of pressure and flow to increase delivery of therapeutic agents.

As announced on November 14, 2022, TriSalus has entered into a definitive merger agreement with MedTech (the “Merger Agreement”), a publicly traded special purpose acquisition company in connection with the proposed business combination and related transactions between the parties. Upon the closing of the transaction (expected to occur in the first quarter of 2023), the combined company will be a publicly traded company and its common stock is expected to be listed on the NASDAQ Stock Exchange under the ticker “TLSI”. The transaction is subject to the satisfaction of the necessary regulatory approvals and customary closing conditions, including the approval of MedTech’s shareholders.

For Patients

To learn more about clinical trial treatment protocol and enrollment, visit http://www.periotrial.com or http://www.clinicaltrials.gov and search NCT04935229 or NCT05220722.

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About MedTech Acquisition Corporation

MedTech is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. MedTech has stated a focus on the medical technology industry in the United States and other developed countries.

Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the United States federal securities laws regarding MTAC’s or TriSalus’ expectations, hopes, beliefs, assumptions, intentions or strategies regarding the future including, without limitation, statements regarding: (i) the tolerability of SD-101 infusion with TriNav®, (ii) the potential of TriSalus’ proprietary PEDD™ method to enable SD-101 to have broad immune effects in liver tumors and eliminate MDSC, (iii) expectations for continuing program development and potential outcomes, (iv) TriSalus’ ability to compete with other companies, and (v) expectations for topline data and regulatory approval. These forward-looking statements generally are identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “will” and similar expressions or the negative or other variations of such statements. These statements are predictions, projections and other statements about future events that are based on various assumptions, whether or not identified in this communication and on the current expectations of MTAC’s and TriSalus’ respective managements and are not predictions of actual performance and, as a result, are subject to risks and uncertainties.

Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of MTAC’s securities; (ii) the risk that the Business Combination may not be completed by MTAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline; (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Merger Agreement by the stockholders of MTAC, the satisfaction of the minimum cash amount following any redemptions by MTAC’s public stockholders, and the receipt of certain governmental and regulatory approvals, including reimbursement approval; (iv) the lack of a third-party valuation in determining whether or not to pursue the Business Combination; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (vi) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the Business Combination; (vii) the effect of the announcement or pendency of the Business Combination on TriSalus’ business relationships, operating results and business generally; (viii) risks that the Business Combination disrupts current plans and operations of TriSalus; (ix) the outcome of any legal proceedings that may be instituted against TriSalus or MTAC related to the Merger Agreement or the Business Combination; (x) the ability to maintain the listing of MTAC’s securities on the Nasdaq; (xi) changes in business, market, financial, political and legal conditions; (xii) unfavorable changes in the reimbursement environment for TriSalus’ products; (xiii) TriSalus’ product candidates not achieving success in preclinical or clinical trials or not being able to obtain regulatory approval, either on a timely basis or at all or subject to any conditions that negatively impact TriSalus’ ability to commercialize the applicable product candidates; (xiv) TriSalus being unable to continue to grow TriNav® sales; (xv) the size of the addressable markets for TriNav® and TriSalus’ product candidates, if successfully developed and approved by the applicable regulatory authorities, being less than TriSalus estimates; (xvi) TriSalus’ ability to successfully commercialize any product candidates that it successfully develops and that are approved by applicable regulatory authorities; (xvii) TriSalus’ ability to continue to fund preclinical and clinical trials for its product candidates; (xviii) TriSalus’ ability to partner with other companies; (xix) future economic and market conditions; (xx) the development, effects and enforcement of laws and regulations affecting TriSalus’ business or industry; (xxi) TriSalus’ ability to manage future growth; (xxii) TriSalus’ ability to maintain and grow its market share; (xxiii) the effects of competition on TriSalus’ business; (xxiv) the ability of MTAC or the combined company to raise additional financing in connection with the Business Combination or to finance its operations in the future; (xxv) the ability to implement business plans, forecasts and other expectations after the completion of the Business Combination, and identify and realize additional opportunities; (xxvi) costs related to the Business Combination; and (xxvii) the failure to realize the anticipated benefits of the Business Combination or to realize estimated pro forma results and the underlying assumptions, including with respect to estimated stockholder redemptions. The foregoing list of factors is not exclusive.

You should carefully consider the foregoing factors and other risks and uncertainties described in the “Risk Factors” section of MTAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 2, 2022 (the “2021 Form 10-K”), the preliminary proxy statement/prospectus on Form S-4 relating to the Business Combination, which is expected to be filed by MTAC with the SEC and other documents filed by MTAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of MTAC, TriSalus, or any of their respective representatives assume any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of MTAC, TriSalus, or any of their respective representatives gives any assurance that either MTAC or TriSalus will achieve its expectations.

Changes and Additional Information in Connection with SEC Filing

The information in this communication has not been reviewed by the SEC and certain information may not comply in certain respects with SEC rules. MTAC intends to file a registration statement on Form S-4 (the “Registration Statement”) that will include a proxy statement/prospectus of MTAC, that will be both the proxy statement to be distributed to holders of MTAC’s common stock in connection with its solicitation of proxies for the vote by MTAC’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the Business Combination. The Registration Statement is not yet effective. The Registration Statement, including the proxy statement/prospectus contained therein, when it is declared effective by the SEC, will contain important information about the Business Combination and the other matters to be voted upon at a meeting of MTAC’s stockholders to be held to approve the Business Combination and other matters (the “Special Meeting”). MTAC may also file other documents with the SEC regarding the Business Combination. MTAC stockholders and other interested persons are advised to read, when available, the Registration Statement, including the proxy statement/prospectus contained therein, as well as any amendments or supplements thereto, because they will contain important information about the Business Combination. When available, the definitive proxy statement /prospectus will be mailed to MTAC stockholders as of a record date to be established for voting on the Business Combination and the other matters to be voted upon at the Special Meeting.

Participation in Solicitation

MTAC and TriSalus and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of MTAC’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of MTAC’s directors and officers in MTAC’s filings with the SEC, including MTAC’s registration statement on Form S-1, which was originally filed with the SEC on November 30, 2020, as amended, and MTAC’s 2021 Form 10-K. To the extent that holdings of MTAC’s securities have changed from the amounts reported in MTAC’s 2021 Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from MTAC’s stockholders in connection with the Business Combination will be set forth in the proxy statement/prospectus forming a part of the Registration Statement. Investors and security holders of MTAC and TriSalus are urged to carefully read in their entirety the proxy statement/prospectus and other relevant documents that will be filed with the SEC, when they become available, because they will contain important information about the Business Combination.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about MTAC and TriSalus through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by MTAC can be obtained free of charge by directing a written request to MedTech Acquisition Corporation at 48 Maple Avenue, Greenwich, CT 06830.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING THEREOF OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Use of Data

The data contained herein is derived from various internal and external sources. Neither MedTech nor TriSalus has independently verified the accuracy or completeness of the information derived from external sources. Any market data in the communication involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is preliminary, subject to change and may not be indicative of actual future performance. MedTech and TriSalus assume no obligation to update the information in this communication.

No Offer or Solicitation

This communication shall not constitute an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Business Combination, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdictions. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

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Media Contact:

press@trisaluslifesci.com

Investor Contact:

Aaron Palash / Gregory Klassen / Allison Sobel
Joele Frank, Wilkinson Brimmer Katcher
+1 212 355 4449